                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company
                                 Pte Ltd
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

MESSAGE FROM OUR CEO             "THE REPUTATION OF A THOUSAND YEARS MAY BE
                                 DETERMINED BY THE CONDUCT OF ONE HOUR." ANCIENT
                                 JAPANESE PROVERB

                                 We have said it time and again in our Goals, Strategy and Culture statement, "We exist for our clients and are driven by their needs."
                                 Wellington Management's reputation is built on this principle. We know that our reputation is our most valuable asset as that reputation attracts clients and promotes their trust and confidence in our firm's capabilities. We entrust our clients' interests and the firm's reputation every day to each Wellington
                                 Management employee around the world. Each of us must take constant care that our actions fully meet our duties as fiduciaries for our clients. Our clients' interests must always come first; they cannot and will not be compromised.

                                 We have learned through many experiences, that when we put our clients first, we are doing the right thing. If our standards slip, or our focus wanes, we risk the loss of everything we have worked so hard to build together over the years.

                                 It is important that we all remember "client, firm, person" is our most fundamental guiding principle. This high ethical standard is embodied in our Code of Ethics. The heart of the Code of Ethics goes to our obligation to remain vigilant in protecting the interests of our clients above our own. We encourage you to become familiar with all facets of the Code and trust that you will embrace and comply with both the letter and the spirit of the Code.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company
                                 Pte Ltd
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

TABLE OF CONTENTS                Standards of Conduct                          4
                                 Ethical Considerations Regarding
                                    Confidentiality                            5
                                 Ethical Considerations Regarding Open-end
                                    Mutual Fund Transactions                   5
                                 Policy on Personal Securities Transactions    6
                                    Covered Accounts                           6
                                    Transactions Subject to Pre-clearance
                                       and Reporting                           8
                                    Requesting Pre-clearance                   8
                                    Restrictions on Covered Transactions
                                       and Other Restrictions                  9
                                       Blackout Periods                        9
                                       Short Term Trading                     10
                                       Securities of Brokerage Firms          11
                                       Short Sales, Options and Margin
                                          Transactions                        11
                                       Derivatives                            11
                                       Initial Public Offerings ("IPOs")      12
                                       Private Placements                     12
                                       ETFs and HOLDRs                        12
                                    Transactions Subject to Reporting Only    12
                                       Transactions Exempt from
                                          Pre-clearance and Reporting         13
                                 Exemptive Procedure for Personal Trading     14
                                 Reporting and Certification Requirements     14
                                    Initial Holdings Report                   15
                                    Duplicate Brokerage Confirmations and
                                       Statements                             15
                                    Duplicate Annual Statements for
                                       Wellington Managed Funds               16
                                    Quarterly Reporting of Transactions
                                       and Brokerage Accounts                 16
                                    Annual Holdings Report                    17
                                    Quarterly Certifications                  17
                                    Annual Certifications                     18
                                    Review of Reports and Additional
                                       Requests                               18
                                 Gifts, Travel and Entertainment
                                    Opportunities and Sensitive Payments      18
                                    General Principles                        18
                                    Accepting Gifts                           19
                                    Accepting Travel and Entertainment
                                       Opportunities and Tickets              19
                                    Solicitation of Gifts, Contributions,
                                       or Sponsorships                        21
                                    Giving Gifts (other than Entertainment
                                       Opportunities)                         22
                                    Giving Entertainment Opportunities        22
                                    Sensitive Payments                        23
                                 Other Activities                             23
                                 Violations of the Code of Ethics             24

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company
                                 Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

TABLE OF CONTENTS                APPENDIX A - APPROVED EXCHANGE TRADED FUNDS
                                 APPENDIX B - QUICK REFERENCE TABLE FOR PERSONAL
                                    SECURITIES TRANSACTIONS
                                 APPENDIX C - QUICK REFERENCE TABLE FOR GIFTS
                                    AND ENTERTAINMENT

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company
                                 Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

STANDARDS OF CONDUCT             Wellington Management Company, LLP and its
                                 affiliates ("Wellington Management") have a
                                 fiduciary duty to investment company and
                                 investment counseling clients that requires
                                 each Employee to act solely for the benefit of
                                 clients. As a firm and as individuals, our
                                 conduct (including our personal trading) must
                                 recognize that the firm's clients always come
                                 first and that we must avoid any abuse of our
                                 positions of trust and responsibility.

                                 Each Employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients' interests, or have the potential to cause damage to the firm's reputation. To this end, each Employee must act with integrity, honesty, dignity and in a highly ethical manner. Each
                                 Employee is also required to comply with all applicable securities laws. Moreover, each
                                 Employee must exercise reasonable care and professional judgment to avoid engaging in actions that put the image of the firm or its reputation at risk. While it is not possible to anticipate all instances of potential conflict or unprofessional conduct, the standard is clear.

                                 This Code of Ethics (the "Code") recognizes that our fiduciary obligation extends across all of our affiliates, satisfies our regulatory obligations and sets forth the policy regarding
                                 Employee conduct in those situations in which conflicts with our clients' interests are most likely to develop. ALL EMPLOYEES ARE SUBJECT TO
                                 THIS CODE AND ADHERENCE TO THE CODE IS A BASIC
                                 CONDITION OF EMPLOYMENT. IF AN EMPLOYEE HAS ANY
                                 DOUBT AS TO THE APPROPRIATENESS OF ANY
                                 ACTIVITY, BELIEVES THAT HE OR SHE HAS VIOLATED
                                 THE CODE, OR BECOMES AWARE OF A VIOLATION OF
                                 THE CODE BY ANOTHER EMPLOYEE, HE OR SHE SHOULD
                                 CONSULT THE CODE OF ETHICS MANAGER, CHIEF
                                 COMPLIANCE OFFICER, GENERAL COUNSEL OR CHAIR OF
                                 THE ETHICS COMMITTEE.

                                 The Code reflects the requirements of United
                                 States law, Rule 17j-1 of the Investment
                                 Company Act of 1940, as amended on August 31,
                                 2004, and Rule 204A-1 under the Investment
                                 Advisers Act of 1940. The term "Employee" for purposes of this Code, includes all Partners and employees worldwide (including temporary personnel compensated directly by Wellington
                                 Management and other temporary personnel to the extent that their tenure with Wellington
                                 Management exceeds 90 days).

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company
                                 Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

ETHICAL CONSIDERATIONS           CONFIDENTIALITY IS A CORNERSTONE OF WELLINGTON
REGARDING CONFIDENTIALITY        MANAGEMENT'S FIDUCIARY OBLIGATION TO ITS
                                 CLIENTS AS WELL AS AN IMPORTANT PART OF THE
                                 FIRM'S CULTURE.

                                 Use and Disclosure of Information

                                 Information acquired in connection with
                                 employment by the organization, including information regarding actual or contemplated investment decisions, portfolio composition, research, research recommendations, firm activities, or client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the interests of clients or the firm. Employees are reminded that certain clients have specifically required their relationship with our firm to be treated confidentially.

                                 Specific reference is made to the firm's
                                 Portfolio Holdings Disclosure Policy and
                                 Procedures, accessible on the Wellington
                                 Management intranet, which addresses the appropriate and authorized disclosure of a client's portfolio holdings.

                                 "Inside Information"

                                 Specific reference is made to the firm's
                                 Statement of Policy on the Receipt and Use of Material, Non-Public Information (i.e., "inside information"), accessible on the Wellington
                                 Management intranet, which applies to personal securities transactions as well as to client transactions.

ETHICAL CONSIDERATIONS           Wellington Management requires that an Employee
REGARDING OPEN-END               engaging in mutual fund investments ensure that
MUTUAL FUND TRANSACTIONS         all investments in open-end mutual funds comply
                                 with the funds' rules regarding purchases,
                                 redemptions, and exchanges.

                                 Wellington Management has a fiduciary
                                 relationship with the mutual funds and variable insurance portfolios for which it serves as investment adviser or sub-adviser, including funds organized outside the US ("Wellington
                                 Managed Funds"). Accordingly, an Employee may not engage in any activity in Wellington
                                 Managed Funds that might be perceived as contrary to or in conflict with the interests of such funds or their shareholders.

                                 The Code's personal trading reporting
                                 requirements extend to transactions and
                                 holdings in Wellington Managed Funds (excluding money market funds). A complete list of the Wellington Managed Funds is available to Employees via the Wellington Management intranet. Please refer to "Reporting and Certification Requirements" for further details.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company
                                 Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

POLICY ON PERSONAL               All Employees are required to clear their
SECURITIES TRANSACTIONS          personal securities transactions (as defined
                                 below) prior to execution, report their
                                 transactions and holdings periodically,
                                 and refrain from transacting either in certain
                                 types of securities or during certain blackout
                                 periods as described in more detail in this
                                 section.

                                 EMPLOYEES SHOULD NOTE THAT WELLINGTON
                                 MANAGEMENT'S POLICIES AND PROCEDURES WITH
                                 RESPECT TO PERSONAL SECURITIES TRANSACTIONS
                                 ALSO APPLY TO TRANSACTIONS BY A SPOUSE,
                                 DOMESTIC PARTNER, CHILD OR OTHER IMMEDIATE
                                 FAMILY MEMBER RESIDING IN THE SAME HOUSEHOLD AS
                                 THE EMPLOYEE.

                                 COVERED ACCOUNTS

                                 Definition of "Personal Securities
                                 Transactions"

                                 A personal securities transaction is a
                                 transaction in which an Employee has a
                                 beneficial interest.

                                 Definition of "Beneficial Interest"

                                 An Employee is considered to have a beneficial interest in any transaction in which the Employee has the opportunity to directly or indirectly profit or share in the profit derived from the securities transacted. An
                                 Employee is presumed to have a beneficial interest in, and therefore an obligation to pre-clear and report, the following:

                                 1

                                 Securities owned by an Employee in his or her name.

                                 2

                                 Securities owned by an individual Employee indirectly through an account or investment vehicle for his or her benefit, such as an IRA, family trust or family partnership.

                                 3

                                 Securities owned in which the Employee has a joint ownership interest, such as property owned in a joint brokerage account.

                                 4

                                 Securities in which a member of the Employee's immediate family (e.g., spouse, domestic partner, minor children and other dependent relatives) has a direct,

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company
                                 Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 indirect or joint ownership interest if the immediate family member resides in the same household as the Employee.

                                 5

                                 Securities owned by trusts, private foundations or other charitable accounts for which the Employee has investment discretion (other than client accounts of the firm).

                                 If an Employee believes that he or she does not have a beneficial interest in the securities listed above, the Employee should provide the Global Compliance Group (the "Compliance
                                 Group") with satisfactory documentation that the Employee has no beneficial interest in the security and exercises no control over investment decisions made regarding the security (see "Exceptions" below). Any question as to whether an Employee has a beneficial interest in a transaction, and therefore an obligation to pre-clear and report the transaction, should be directed to the Compliance Group.

                                 Exceptions

                                 If an Employee has a beneficial interest in an account which the Employee feels should not be subject to the Code's pre-clearance and reporting requirements, the Employee should submit a written request for clarification or an exemption to the Global Compliance Manager.
                                 The request should name the account, describe the nature of the Employee's interest in the account, the person or firm responsible for managing the account, and the basis upon which the exemption is being claimed. Requests will be considered on a case-by-case basis. An example of a situation where grounds for an exemption may be present is an account in which the Employee has no influence or control (e.g., the Employee has a professionally managed account over which the Employee has given up discretion.

                                 In all transactions involving such an account an Employee should, however, conform to the spirit of the Code and avoid any activity which might appear to conflict with the interests of the firm's clients, or with the Employee's position within Wellington Management. In this regard, please refer to the "Ethical
                                 Considerations Regarding Confidentiality" section of this Code.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 TRANSACTIONS SUBJECT TO PRE-CLEARANCE AND
                                 REPORTING "COVERED TRANSACTIONS"

                                 ALL EMPLOYEES MUST CLEAR THEIR PERSONAL
                                 SECURITIES TRANSACTIONS PRIOR TO EXECUTION,
                                 EXCEPT AS SPECIFICALLY EXEMPTED IN SUBSEQUENT
                                 SECTIONS OF THE CODE. CLEARANCE FOR PERSONAL
                                 SECURITIES TRANSACTIONS FOR PUBLICLY TRADED
                                 SECURITIES WILL BE IN EFFECT FOR 24 HOURS FROM
                                 THE TIME OF APPROVAL. TRANSACTIONS IN THE
                                 FOLLOWING SECURITIES ARE "COVERED TRANSACTIONS"
                                 AND THEREFORE MUST BE PRE-CLEARED AND REPORTED:

                                 -    bonds (including municipal bonds)

                                 -    stock (including shares of closed-end
                                      funds and funds organized outside the US that have a structure similar to that of closed-end funds)

                                 -    exchange-traded funds not listed on
                                      Appendix A

                                 -    notes

                                 -    convertibles

                                 -    preferreds

                                 -    ADRs

                                 -    single stock futures

                                 - limited partnership and limited liability company interests (for example, hedge funds not sponsored by Wellington
                                      Management or an affiliate)

                                 -    options on securities

                                 - warrants, rights, etc., whether publicly traded or privately placed

                                 See Appendix B for a summary of securities subject to pre-clearance and reporting, securities subject to reporting only, and securities exempt from pre-clearance and reporting.

                                 REQUESTING PRE-CLEARANCE

                                 Pre-clearance for Covered Transactions must be obtained by submitting a request via the intranet-based Code of Ethics Compliance System
                                 ("COEC"). Approval must be obtained prior to placing the trade with a broker. An Employee is responsible for ensuring that the proposed transaction does not violate Wellington
                                 Management's policies or applicable securities laws and regulations by virtue of the Employee's responsibilities at Wellington
                                 Management or the information that he or she may possess about the securities or the issuer.
                                 The Compliance Group will maintain confidential records of all requests for approval. Covered
                                 Transactions offered through a participation in a private placement (including both securities and partnership interests) are

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 subject to special clearance by the Chief
                                 Compliance Officer or the General Counsel or their designees, and the clearance will remain in effect for a reasonable period thereafter, not to exceed 90 days (See, "Private
                                 Placements").

                                 An Employee wishing to seek an exemption from the pre-clearance requirement for a security or instrument not covered by an exception (see below) that has similar characteristics to an excepted security or transaction should submit a request in writing to the Global Compliance
                                 Manager.

                                 RESTRICTIONS ON COVERED TRANSACTIONS AND OTHER
                                 RESTRICTIONS ON PERSONAL TRADING

                                 Covered Transactions are restricted and will be denied pre-clearance under the circumstances described below. Please note that the following restrictions on Covered Transactions apply equally to the Covered Transaction and to instruments related to the Covered Transaction.
                                 A related instrument is any security or
                                 instrument issued by the same entity as the issuer of the Covered Transaction, including options, rights, warrants, preferred stock, bonds and other obligations of that issuer or instruments otherwise convertible into securities of that issuer.

                                 THE RESTRICTIONS AND BLACKOUT PERIODS
                                 PRESCRIBED BELOW ARE DESIGNED TO AVOID CONFLICT
                                 WITH OUR CLIENTS' INTERESTS. HOWEVER, PATTERNS
                                 OF TRADING THAT MEET THE LETTER OF THE
                                 RESTRICTIONS BUT ARE INTENDED TO CIRCUMVENT THE
                                 RESTRICTIONS ARE ALSO PROHIBITED. IT IS
                                 EXPECTED THAT EMPLOYEES WILL COMPLY WITH THE
                                 RESTRICTIONS BELOW IN GOOD FAITH AND CONDUCT
                                 THEIR PERSONAL SECURITIES TRANSACTIONS IN
                                 KEEPING WITH THE INTENDED PURPOSE OF THIS CODE.

                                 1

                                 Blackout Periods

                                 No Employee may engage in Covered Transactions involving securities or instruments which the Employee knows are actively contemplated for transactions on behalf of clients, even though no buy or sell orders have been placed. This restriction applies from the moment that an Employee has been informed in any fashion that any Portfolio Manager intends to purchase or sell a specific security or instrument. This is a particularly sensitive area and one in which each Employee must exercise caution to avoid actions which, to his or her knowledge, are in conflict or in competition with the interests of clients.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 Employee Blackout Periods

                                 An Employee will be denied pre-clearance for Covered Transactions that are:

                                 - being bought or sold on behalf of clients until one trading day after such buying or selling is completed or canceled;

                                 -    the subject of a new or changed action
                                      recommendation from a research analyst
                                      until 10 business days following the
                                      issuance of such recommendation;

                                 - the subject of a re-issued but unchanged recommendation from a research analyst until 2 business days following re-issuance of the recommendation.

                                 Portfolio Manager Additional Blackout Period

                                 In addition to the above, an Employee who is a Portfolio Manager may not engage in a personal transaction involving any security for 7 calendar days prior to, and 7 calendar days following, a transaction in the same security for a client account managed by that Portfolio
                                 Manager without a special exemption. See
                                 "Exemptive Procedures for Personal Trading" below.

                                 Portfolio Managers include all designated portfolio managers and other investment professionals that have portfolio management responsibilities for client accounts or who have direct authority to make investment decisions to buy or sell securities, such as investment team members and analysts involved in Research Equity portfolios.

                                 2

                                 Short Term Trading

                                 No Employee may take a "short term trading" profit with respect to a Covered Transaction, which means a sale, closing of a short position or expiration of an option at a gain within 60 calendar days of its purchase (beginning on trade date plus one), without a special exemption. See "Exemptive Procedures for
                                 Personal Trading" on page 14. The 60-day trading prohibition does not apply to transactions resulting in a loss.

                                 An Employee engaging in mutual fund investments must ensure that all investments and transactions in open-end mutual funds, including funds organized outside the US, comply with the funds' rules regarding purchases, redemptions, and exchanges.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 3

                                 Securities of Brokerage Firms

                                 An Employee engaged in Global Trading and an Employee with portfolio management responsibility for client accounts may not engage in personal transactions involving any equity or debt securities of any company whose primary business is that of a broker/dealer. A company is deemed to be in the primary business as a broker/dealer if it derives more than 15 percent of its gross revenues from broker/dealer related activities.

                                 4

                                 Short Sales, Options and Margin Transactions

                                 THE CODE STRONGLY DISCOURAGES SHORT SALES,
                                 OPTIONS AND MARGIN TRANSACTIONS. Subject to pre-clearance, an Employee may engage in short sales, options and margin transactions, however, an Employee engaging in such transactions should recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as noted above. These types of activities are risky not only because of the nature of the transactions, but also because action necessary to close out a position may become prohibited under the Code while the position remains open. FOR example, YOU MAY NOT BE ABLE TO CLOSE OUT SHORT SALES
                                 AND TRANSACTIONS IN DERIVATIVES. In specific cases of hardship, an exception may be granted by the Chief Compliance Officer or the General
                                 Counsel with respect to an otherwise "frozen" transaction.

                                 Particular attention should be paid to margin transactions. An Employee should understand that brokers of such transactions generally have the authority to automatically sell securities in the Employee's brokerage account to cover a margin call. Such sale transactions will be in violation of the Code unless they are pre-cleared. An Employee engaging in margin transactions should not expect that exceptions will be granted after the fact for these violations.

                                 5

                                 Derivatives

                                 Transactions in derivative instruments shall be restricted in the same manner as the underlying security. An Employee engaging in derivative transactions should also recognize the danger of being "frozen" or subject to a forced close out because of the general restrictions that apply to personal transactions as described in more detail in paragraph 4 above.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 6

                                 Initial Public Offerings ("IPOs")

                                 No Employee may engage in personal transactions involving the direct purchase of any security
                                 (debt or equity) in an IPO (including initial offerings of closed-end funds). This restriction also includes new issues resulting from spin-offs, municipal securities, and thrift conversions, although in limited cases the purchase of such securities in an offering may be approved by the Chief Compliance Officer or the General Counsel upon determining that approval would not violate any policy reflected in this Code. This restriction does not apply to initial offerings of open-end mutual funds, US government issues or money market instruments.

                                 7

                                 Private Placements

                                 AN EMPLOYEE MAY NOT PURCHASE SECURITIES IN A
                                 PRIVATE PLACEMENT TRANSACTION (INCLUDING HEDGE
                                 FUNDS THAT ARE NOT SPONSORED BY WELLINGTON
                                 MANAGEMENT OR ONE OF ITS AFFILIATES) UNLESS
                                 APPROVAL OF THE CHIEF COMPLIANCE OFFICER, THE
                                 GENERAL COUNSEL OR THEIR RESPECTIVE DESIGNEES
                                 HAS BEEN OBTAINED. This approval will be based upon a determination that the investment opportunity need not be reserved for clients, that the Employee is not being offered the investment opportunity due to his or her employment with Wellington Management, and other relevant factors on a case-by-case basis.

                                 8

                                 Exchange Traded Funds ("ETFs") and HOLDRs

                                 AN EMPLOYEE MAY NOT TRANSACT IN HOLDRS.

                                 Transactions in exchange traded funds are permitted. However, transactions in exchange traded funds not listed on Appendix A are Covered Transactions that must be pre-cleared and reported. Transactions in exchange traded funds listed on Appendix A are not Covered
                                 Transactions and accordingly, are not subject to pre-clearance or reporting.

                                 TRANSACTIONS SUBJECT TO REPORTING ONLY (NO NEED
                                 TO PRE-CLEAR)

                                 Pre-clearance is not required, but reporting is required for transactions in:

                                 1

                                 Open-end mutual funds and variable insurance products that are managed by Wellington
                                 Management or any of its affiliates, INCLUDING
                                 FUNDS ORGANIZED OUTSIDE THE US THAT HAVE A
                                 STRUCTURE SIMILAR TO THAT OF OPEN-END MUTUAL
                                 FUNDS,

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 if held outside of the Wellington Retirement and Pension Plan ("WRPP"). A list of Wellington
                                 Managed Funds is available via the Wellington
                                 Management intranet.

                                 2

                                 Non-volitional transactions to include:

                                 - automatic dividend reinvestment and stock purchase plan acquisitions;

                                 - transactions that result from a corporate action applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends, etc.).

                                 3

                                 Gift transactions to include:

                                 - gifts of securities to an Employee if the Employee has no control of the timing;

                                 - gifts of securities from an Employee to an individual so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee;

                                 - gifts of securities from an Employee to a not-for-profit organization. For this purpose, a not-for-profit organization includes only those trusts and other entities exclusively for the benefit of one or more not-for-profit organizations and does not include so-called split interest trusts (no writing is required);

                                 -    gifts of securities from an Employee to
                                      other trusts or investment vehicles,
                                      including charitable lead trusts,
                                      charitable remainder trusts, family
                                      partnerships and family trusts, so long as the recipient of the gift confirms in writing that the recipient has no present intention to sell the securities received from the Employee.

                                 Even if the gift of a security from an Employee does not require pre-clearance under these rules, a subsequent sale of the security by the recipient of the gift must be pre-cleared and reported IF the Employee is deemed to have a beneficial interest in the security (for example, if the Employee has investment discretion over the recipient or the recipient is a family member living in the same house as the Employee).

                                 TRANSACTIONS EXEMPT FROM PRE-CLEARANCE AND
                                 REPORTING

                                 Pre-clearance and reporting is not required for transactions in:

                                 -    US government securities

                                 -    Exchange Traded Funds listed in Appendix A

                                 -    money market instruments

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    Collective Investment Funds sponsored by
                                      Wellington Trust Company, na ("trust
                                      company pools")

                                 -    hedge funds sponsored by Wellington
                                      Management or any of its affiliates

                                 - broad-based stock index and US government securities futures and options on such futures

                                 -    commodities futures

                                 -    currency futures

                                 -    open-end mutual funds and variable
                                      insurance products, including funds
                                      organized outside the US with a structure similar to that of an open-end mutual fund, that are not managed by Wellington
                                      Management or any of its affiliates

EXEMPTIVE PROCEDURE              In cases of hardship, the Chief Compliance
FOR PERSONAL TRADING             Officer, Global Compliance Manager, the General
                                 Counsel, or their respective designees can
                                 grant exemptions from the personal trading
                                 restrictions in this Code. The decision will be
                                 based on a determination that a hardship exists
                                 and the transaction for which an exemption is
                                 requested would not result in a conflict with
                                 our clients' interests or violate any other
                                 policy embodied in this Code. Other factors
                                 that may be considered include: the size and
                                 holding period of the Employee's position in
                                 the security, the market capitalization of the
                                 issuer, the liquidity of the security, the
                                 amount and timing of client trading in the same
                                 or a related security, and other relevant
                                 factors.

                                 Any Employee seeking an exemption should submit a written request to the Chief Compliance
                                 Officer, Global Compliance Manager or the
                                 General Counsel, setting forth the nature of the hardship along with any pertinent facts and reasons why the employee believes that the exemption should be granted. Employees are cautioned that exemptions are intended to be exceptions, and repetitive requests for exemptions by an Employee are not likely to be granted.

                                 Records of the approval of exemptions and the reasons for granting exemptions will be maintained by the Compliance Group.

REPORTING AND CERTIFICATION      Records of personal securities transactions by
REQUIREMENTS                     Employees and their immediate family members
                                 will be maintained. All Employees are subject
                                 to the following reporting and certification
                                 requirements:

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 1

                                 Initial Holdings Report

                                 New Employees are required to file an Initial
                                 Holdings Report and a Disciplinary Action
                                 Disclosure form within ten (10) calendar days of joining the firm. New Employees must disclose all of their security holdings in Covered Transactions including private placement securities, and Wellington Managed
                                 Funds, at this time. New Employees are also required to disclose all of their brokerage accounts or other accounts holding Wellington
                                 Managed Funds (including IRA Accounts, 529
                                 Plans, custodial accounts and 401K Plans outside of WRPP) at that time, even if the only securities held in such accounts are mutual funds. Personal trading is prohibited until these reports are filed. The forms can be filed via the COEC that is accessible on the Wellington Management intranet.

                                 PLEASE NOTE THAT YOU DO NOT NEED TO REPORT
                                 MUTUAL FUNDS OR TRUST COMPANY POOLS HELD WITHIN
                                 THE WRPP (THIS INFORMATION WILL BE OBTAINED
                                 FROM THE WRPP ADMINISTRATOR); AND YOU NEED NOT
                                 REPORT WELLINGTON MANAGED FUNDS THAT ARE MONEY
                                 MARKET FUNDS.

                                 2

                                 Duplicate Brokerage Confirmations and
                                 Statements for Covered Transactions Employees may place securities transactions with the broker of their choosing. All Employees must require their securities brokers to send duplicate confirmations of their Covered
                                 Transactions and quarterly account statements to the Compliance Group. Brokerage firms are accustomed to providing this service.

                                 To arrange for the delivery of duplicate confirmations and quarterly statements, each
                                 Employee must complete a Duplicate Confirmation
                                 Request Form for each brokerage account that is used for personal securities transactions of the Employee and each account in which the Employee has a beneficial interest and return the form to the Compliance Group. The form can be obtained from the Compliance Group. The form must be completed and returned to the Compliance Group prior to any transactions being placed with the broker. The Compliance
                                 Group will process the request with the broker in order to assure delivery of the confirmations and quarterly statements directly to the Compliance Group and to preserve the confidentiality of this information. When possible, the duplicate confirmation requirement will be satisfied by

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 electronic means. Employees should not send the completed forms to their brokers directly.

                                 If under local market practice, brokers are not willing to deliver duplicate confirmations and/or quarterly statements to the Compliance
                                 Group, it is the Employee's responsibility to provide promptly the Compliance Group with a duplicate confirmation (either a photocopy or facsimile) for each trade and quarterly statement.

                                 3

                                 Duplicate Annual Statements for Wellington
                                 Managed Funds.

                                 Employees must provide duplicate Annual
                                 Statements to the Compliance Group with respect to their holdings in Wellington Managed Funds.

                                 4

                                 Quarterly Reporting of Transactions and
                                 Brokerage Accounts

                                 SEC rules require that a quarterly record of all personal securities transactions be submitted by each person subject to the Code's requirements within 30 calendar days after the end of each calendar quarter and that this record be available for inspection. To comply with these SEC rules, every Employee must file a quarterly personal securities transaction report electronically utilizing the COEC accessible to all Employees via the Wellington
                                 Management intranet by this deadline.

                                 AT THE END OF EACH CALENDAR QUARTER, EMPLOYEES
                                 WILL BE REMINDED OF THE SEC FILING REQUIREMENT.
                                 AN EMPLOYEE THAT FAILS TO FILE WITHIN THE SEC'S
                                 30 CALENDAR DAY DEADLINE WILL, AT A MINIMUM, BE
                                 PROHIBITED FROM ENGAGING IN PERSONAL TRADING
                                 UNTIL THE REQUIRED FILINGS ARE MADE AND MAY
                                 GIVE RISE TO OTHER SANCTIONS.

                                 Transactions during the quarter as periodically entered via the COEC by the Employee are displayed on the Employee's reporting screen and must be affirmed if they are accurate.
                                 Holdings not acquired through a broker and certain holdings that were not subject to pre-clearance (as described below) must also be entered by the Employee.

                                 ALL EMPLOYEES ARE REQUIRED TO SUBMIT A
                                 QUARTERLY REPORT, EVEN IF THERE WERE NO
                                 REPORTABLE TRANSACTIONS DURING THE QUARTER. THE
                                 QUARTERLY REPORT MUST INCLUDE TRANSACTION
                                 INFORMATION REGARDING:

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    all Covered Transactions (as defined on
                                      page 8);

                                 - all Wellington Managed Funds (as defined on page 5);

                                 -    any new brokerage account established
                                      during the quarter including the name of the broker, dealer or bank and the date the account was established;

                                 - non-volitional transactions (as described on page 13); and

                                 -    gift transactions (as described on page
                                      13).

                                 Transactions in Wellington Managed Funds and non-volitional transactions must be reported even though pre-clearance is not required. For non-volitional transactions, the nature of the transaction must be clearly specified in the report. Non-volitional transactions include automatic dividend reinvestment and stock purchase plan acquisitions, gifts of securities to and from the Employee, and transactions that result from corporate actions applicable to all similar security holders (such as splits, tender offers, mergers, stock dividends).

                                 5

                                 Annual Holdings Report

                                 SEC Rules also require that each Employee file, on an annual basis, a schedule indicating their personal securities holdings as of December 31 of each year by the following February 14th.
                                 SEC Rules require that this report include the title, number of shares and principal amount of each security held in an Employee's personal account and the accounts for which the Employee has a beneficial interest, and the name of any broker, dealer or bank with whom the Employee maintains an account. "Securities" for purposes of this report are Covered Transactions, Wellington Managed Funds and those that must be reported as indicated in the prior section.

                                 Employees are also required to disclose all of their brokerage accounts at this time, even if the only securities held in such accounts are mutual funds.

                                 6

                                 Quarterly Certifications

                                 As part of the quarterly reporting process on the COEC, Employees are required to confirm their compliance with the provisions of this Code of Ethics. In addition, each Employee is also required to identify any issuer for which the Employee owns more than 0.5% of the outstanding securities.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 7

                                 Annual Certifications

                                 As part of the annual reporting process on the COEC, each Employee is required to certify that:

                                 -    The Employee has read the Code and
                                      understands its terms and requirements;

                                 -    The Employee has complied with the Code
                                      during the course of his or her
                                      association with the firm;

                                 -    The Employee has disclosed and reported
                                      all personal securities transactions and brokerage accounts required to be disclosed or reported;

                                 - The Employee will continue to comply with the Code in the future;

                                 - The Employee will promptly report to the Compliance Group, the General Counsel, or the Chair of the Ethics Committee any violation or possible violation of the Code of which the Employee becomes aware;
                                      and

                                 - The Employee understands that a violation of the Code may be grounds for disciplinary action or termination and may also be a violation of federal and/or state securities laws.

                                 8

                                 Review of Reports and Additional Requests

                                 All reports filed in accordance with this section will be maintained and kept confidential by the Compliance Group. Such reports will be reviewed by the Chief
                                 Compliance Officer or his/her designee. The firm may request other reports and certifications from Employees as may be deemed necessary to comply with applicable regulations and industry best practices.

GIFTS, TRAVEL AND                Occasionally, an Employee may be offered gifts
ENTERTAINMENT OPPORTUNITIES,     or entertainment opportunities by clients,
AND SENSITIVE PAYMENTS           brokers, vendors or other organizations with
                                 whom the firm transacts business. The giving
                                 and receiving of gifts and opportunities to
                                 travel and attend entertainment events from
                                 such sources are subject to the general
                                 principles outlined below and are permitted
                                 only under the circumstances specified in this
                                 section of the Code.

                                 1

                                 GENERAL PRINCIPLES APPLICABLE TO GIFTS, TRAVEL
                                 AND ENTERTAINMENT OPPORTUNITIES, AND SENSITIVE
                                 PAYMENTS

                                 - An Employee cannot give or accept a gift or participate in an entertainment opportunity if the frequency and/or value of the gift or entertainment opportunity may be considered excessive or extravagant.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 - An Employee cannot give or receive a gift, travel and entertainment opportunity or sensitive payment if, in doing so, it would create or appear to create a conflict with the interests of our clients or the firm, or have a detrimental impact on the firm's reputation.

                                 -    With regard to gifts and entertainment
                                      opportunities covered and permitted under the Code, under no circumstances is it acceptable for an Employee to resell a gift or ticket to an entertainment event.

                                 2

                                 ACCEPTING GIFTS

                                 The only gift (other than entertainment
                                 tickets) that may be accepted by an Employee is a gift of nominal value (i.e. a gift whose reasonable value is no more than $100) and promotional items (e.g. pens, mugs, t-shirts and other logo bearing items). Under no circumstances may an Employee accept a gift of cash, including a cash equivalent such as a gift certificate, bond, security or other items that may be readily converted to cash.

                                 Acceptance of a gift that is directed to Wellington Management as a firm should be cleared with the Employee's Business Manager.
                                 Such a gift, if approved, will be accepted on behalf of, and treated as the property of, the firm.

                                 If an Employee receives a gift that is
                                 prohibited under the Code, it must be declined or returned in order to protect the reputation and integrity of Wellington Management. Any question as to the appropriateness of any gift should be directed to the Chief Compliance
                                 Officer, the General Counsel or the Chair of the Ethics Committee.

                                 3

                                 ACCEPTING TRAVEL AND ENTERTAINMENT
                                 OPPORTUNITIES AND TICKETS

                                 Wellington Management recognizes that
                                 occasional participation in entertainment opportunities with representatives from organizations with whom the firm transacts business, such as clients, brokers, vendors or other organizations, can be useful relationship building exercises. Examples of such entertainment opportunities are: lunches, dinners, cocktail parties, golf outings or regular season sporting events.

                                 Accordingly, OCCASIONAL participation by an
                                 Employee in such entertainment opportunities for legitimate business purposes is permitted provided that:

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 -    a representative from the hosting
                                      organization attends the event with the
                                      Employee;

                                 -    the primary purpose of the event is to
                                      discuss business or build a business
                                      relationship;

                                 - the Employee demonstrates high standards of personal behavior;

                                 - participation complies with the following requirements for entertainment tickets, lodging, car and limousine services, and air travel.

                                 ENTERTAINMENT TICKETS

                                 An Employee occasionally may accept ONE TICKET to an entertainment event ONLY IF THE HOST WILL
                                 ATTEND THE EVENT WITH THE EMPLOYEE AND THE FACE
                                 VALUE OF THE TICKET OR ENTRANCE FEE IS $200 OR
                                 LESS, not including the value of food that may be provided to the Employee before, during, or after the event. An Employee is required to obtain prior approval from his or her Business
                                 Manager before accepting any other
                                 entertainment opportunity.

                                 An Employee is strongly discouraged from participating in the following situations and may not participate unless prior approval from his/her Business Manager is obtained:

                                 - the entertainment ticket has a face value above $200; if approved by a Business
                                      Manager, the Employee is required to
                                      reimburse the host for the full face value of the ticket;

                                 - the Employee wants to accept more than one ticket; if approved by a Business Manager, the Employee is required to reimburse the host for the aggregate face value of the tickets regardless of each ticket's face value;

                                 - the entertainment event is unusual or high profile (e.g., a major sporting event); if approved by a Business Manager, the Employee is required to reimburse the host for the full face value of the ticket regardless of what the face value might be;

                                 - the host has extended an invitation to the entertainment event to numerous Employees.

                                 Business Managers must clear their own
                                 participation in the above situations with the Chief Compliance Officer or Chair of the Ethics
                                 Committee.

                                 EACH EMPLOYEE MUST FAMILIARIZE HIMSELF/HERSELF
                                 WITH, AND ADHERE TO, ANY ADDITIONAL POLICIES
                                 AND PROCEDURES REGARDING ENTERTAINMENT
                                 OPPORTUNITIES AND TICKETS THAT MAY BE ENFORCED
                                 BY HIS/HER BUSINESS MANAGER.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 LODGING

                                 An Employee is not permitted to accept a gift of lodging in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own lodging expense in connection with any entertainment opportunity. If an Employee participates in an entertainment opportunity for which lodging is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the lodging, as determined by Wellington Management's Travel
                                 Manager. It is the Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Lodging connected to an Employee's business travel will be paid for by Wellington.

                                 CAR AND LIMOUSINE SERVICES

                                 An Employee must exercise reasonable judgment with respect to accepting rides in limousines and with car services. Except where circumstances warrant (e.g., where safety is a concern), an Employee is discouraged from accepting limousine and car services paid for by a host when the host is not present.

                                 AIR TRAVEL

                                 An Employee is not permitted to accept a gift of air travel in connection with any entertainment opportunity. Rather, an Employee must pay for his/her own air travel expense in connection with any entertainment opportunity.
                                 If an Employee participates in an entertainment opportunity for which air travel is arranged and paid for by the host, the Employee must reimburse the host for the equivalent cost of the air travel, as determined by Wellington
                                 Management's Travel Manager. It is the
                                 Employee's responsibility to ensure that the host accepts the reimbursement and whenever possible, arrange for reimbursement prior to attending the entertainment event. Use of private aircraft or charter flights arranged by the host for entertainment related travel is prohibited. Air travel that is connected to an Employee's business travel will be paid for by Wellington Management.

                                 4

                                 SOLICITATION OF GIFTS, CONTRIBUTIONS, OR
                                 SPONSORSHIPS

                                 An Employee may not solicit gifts,
                                 entertainment tickets, gratuities,
                                 contributions (including charitable
                                 contributions), or sponsorships from brokers, vendors, clients or companies in which the firm invests or conducts research. Similarly, an Employee is prohibited from making such requests through Wellington Management's
                                 Trading Department or any other Wellington

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 Management Department or employee (this
                                 prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees).

                                 5

                                 GIVING GIFTS (other than Entertainment
                                 Opportunities)

                                 In appropriate circumstances, it may be
                                 acceptable for the firm or its Employees to extend gifts to clients or others who do business with Wellington Management. Gifts of cash (including cash equivalents such as gift certificates, bonds, securities or other items that may be readily converted to cash) or excessive or extravagant gifts, as measured by the total value or quantity of the gift(s), are prohibited. Gifts with a face value in excess of $100 must be cleared by the Employee's
                                 Business Manager.

                                 An Employee should be certain that the gift does not give rise to a conflict with client interests, or the appearance of a conflict, and that there is no reason to believe that the gift violates any applicable code of conduct of the recipient. Gifts are permitted only when made in accordance with applicable laws and regulations, and in accordance with generally accepted business practices in the various countries and jurisdictions where Wellington
                                 Management does business.

                                 6

                                 GIVING ENTERTAINMENT OPPORTUNITIES

                                 An Employee is not permitted to source tickets to entertainment events from Wellington
                                 Management's Trading Department or any other
                                 Wellington Management Department or employee, brokers, vendors, or other organizations with whom the firm transacts business (this prohibition does not extend to personal gifts or offers of Employee owned tickets between Employees). Similarly, an Employee is prohibited from sourcing tickets on behalf of clients or prospects from ticket vendors.

                                 CLIENT EVENTS AND ENTERTAINMENT ORGANIZED,
                                 HOSTED AND ATTENDED BY ONE OR MORE WELLINGTON
                                 MANAGEMENT EMPLOYEES ARE NOT SUBJECT TO THIS
                                 PROHIBITION AND ARE OUTSIDE THE SCOPE OF THIS
                                 CODE.

                                 7

                                 SENSITIVE PAYMENTS

                                 An Employee may not participate on behalf of the firm, a subsidiary, or any client, directly or indirectly, in any of the following transactions:

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 - Use of the firm's name or funds to support political candidates or issues, or elected or appointed government officials;

                                 - Payment or receipt of bribes, kickbacks, or payment or receipt of any money in violation of any law applicable to the transaction;

                                 -    Payments to government officials or
                                      government employees that are unlawful or otherwise not in accordance with regulatory rules and generally accepted business practices of the governing jurisdiction.

                                 An Employee making contributions or payments of any kind may do so in his/her capacity as an individual, but may not use or in any way associate Wellington Management's name with such contributions or payments (except as may be required under applicable law). Employees should be mindful of these general principals when making donations to charities sponsored by clients.

                                 8

                                 QUESTIONS AND CLARIFICATIONS

                                 Any question as to the appropriateness of gifts, travel and entertainment opportunities, or payments should be discussed with the Chief
                                 Compliance Officer, Global Compliance Manager, the General Counsel, or the Chair of the Ethics
                                 Committee.

OTHER ACTIVITIES                 Outside Activities

                                 All outside business affiliations (e.g., directorships, officerships or trusteeships) of any kind or membership in investment organizations (e.g., an investment club) must be approved by an Employee's Business Manager and cleared by the Chief Compliance Officer, the General Counsel or the Chair of the Ethics
                                 Committee prior to the acceptance of such a position to ensure that such affiliations do not present a conflict with our clients' interests. New Employees are required to disclose all outside business affiliations to their Business Manager upon joining the firm.
                                 As a general matter, directorships in public companies or companies that may reasonably be expected to become public companies will not be authorized because of the potential for conflicts that may impede our freedom to act in the best interests of clients. Service with charitable organizations generally will be authorized, subject to considerations related to time required during working hours, use of proprietary information and disclosure of potential conflicts of interest. Employees who engage in outside business and charitable activities are not acting in their capacity as employees of Wellington Management and may not use Wellington Management's name.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

                                 Outside Employment

                                 Employees who are officers of the firm may not seek additional employment outside of
                                 Wellington Management without the prior written approval of the Human Resources Department. All new Employees are required to disclose any outside employment to the Human Resources
                                 Department upon joining the firm.

VIOLATIONS OF THE                COMPLIANCE WITH THE CODE IS EXPECTED AND
CODE OF ETHICS                   VIOLATIONS OF ITS PROVISIONS ARE TAKEN
                                 SERIOUSLY. Employees must recognize that the
                                 Code is a condition of employment with the firm
                                 and a serious violation of the Code or related
                                 policies may result in dismissal. Since many
                                 provisions of the Code also reflect provisions
                                 of the US securities laws, Employees should be
                                 aware that violations could also lead to
                                 regulatory enforcement action resulting in
                                 suspension or expulsion from the securities
                                 business, fines and penalties, and
                                 imprisonment.

                                 The Compliance Group is responsible for
                                 monitoring compliance with the Code. Violations or potential violations of the Code will be considered by some combination of the Chief
                                 Compliance Officer, the General Counsel, the
                                 Chair of the Ethics Committee and the Vice
                                 Chair of the Ethics Committee, who will jointly decide if the violation or potential violation should be discussed with the Ethics Committee, the Employee's Business Manager, and/or the firm's senior management. Further, a violation or potential violation of the Code by an Associate or Partner of the firm will be discussed with the Managing Partners. Sanctions for a violation of the Code may be determined by the Ethics Committee, the Employee's
                                 Business Manager, senior management, or the Managing Partners depending on the Employee's position at the firm and the nature of the violation.

                                 Transactions that violate the Code's personal trading restrictions will presumptively be subject to being reversed and any profit realized from the position disgorged, unless the Employee establishes to the satisfaction of the Ethics Committee that under the particular circumstances disgorgement would be an unreasonable remedy for the violation. If disgorgement is required, the proceeds shall be paid to any client disadvantaged by the transaction, or to a charitable organization, as determined by the Ethics Committee.

                                 Violations of the Code's reporting and
                                 certification requirements will result in a suspension of personal trading privileges and may give rise to other sanctions.

                                 Wellington Management Company, llp
                                 Wellington Trust Company, na
                                 Wellington Management International Ltd
                                 Wellington International Management Company Pte Ltd.
                                 Wellington Global Investment Management Ltd

                                 CODE OF ETHICS

FURTHER INFORMATION              Questions regarding interpretation of this Code
                                 or questions related to specific situations
                                 should be directed to the Chief Compliance
                                 Officer, the General Counsel or the Chair of
                                 the Ethics Committee.

                                 Revised: January 1, 2007

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

SYMBOL   NAME
------   ----
RSP      Rydex S&P Equal Weighted Index
DGT      streetTRACKS Dow Jones US Global Titan
DSG      streetTRACKS Dow Jones US Small Cap Growth
DSV      streetTRACKS Dow Jones US Small Cap Value
ELG      streetTRACKS Dow Jones US Large Cap Growth
ELV      streetTRACKS Dow Jones US Large Cap Value
FFF      streetTRACKS FORTUNE 500 Index
GLD      streetTRACKS Gold Shares
LQD      iShares Goldman Sachs $ InvesTop Corporate Bond
SHY      iShares Lehman 1-3 Year Treasury
IEF      iShares Lehman 7-10 Year Treasury
TLT      iShares Lehman 20+ Year Treasury
TIP      iShares Lehman TIPs
AGG      iShares Lehman Aggregate
EFA      iShares MSCI EAFE
EEM      iShares MSCI Emerging Markets
NY       iShares NYSE 100
NYC      iShares NYSE Composite
IJH      iShares S&P MidCap 400 Index Fund
IJJ      iShares S&P Midcap 400/BARRA Value
IJK      iShares S&P Midcap 400/BARRA Growth
IJR      iShares S&P SmallCap 600 Index Fund
IJS      iShares S&P SmallCap 600/BARRA Value
IJT      iShares S&P SmallCap 600/BARRA Growth
IOO      iShares S&P Global 100
OEF      iShares S&P 100 Index Fund
ISI      iShares S&P 1500
IVE      iShares S&P 500/BARRA Value Index Fund
IVV      iShares S&P 500 Index Fund
IVW      iShares S&P 500/BARRA Growth Index Fund
IWB      iShares Russell 1000 Index Fund
IWD      iShares Russell 1000 Value Index Fund
IWF      iShares Russell 1000 Growth Index Fund
IWM      iShares Russell 2000
IWN      iShares Russell 2000 Value
IWO      iShares Russell 2000 Growth
IWP      iShares Russell Midcap Growth
IWR      iShares Russell Midcap
IWS      iShares Russell Midcap Value
IWV      iShares Russell 3000 Index Fund
IWW      iShares Russell 3000 Value
IWZ      iShares Russell 3000 Growth
IYY      iShares Dow Jones U.S. Total Market Index Fund
JKD      iShares Morningstar Large Core

                                                                      Appendix A

APPROVED EXCHANGE TRADED FUNDS

(ETFs Approved for Personal Trading Without Pre-Clearance and Reporting Requirements)

SYMBOL   NAME
------   ----
JKE      iShares Morningstar Large Growth
JKF      iShares Morningstar Large Value
JKG      iShares Morningstar Mid Core
JKH      iShares Morningstar Mid Growth
JKI      iShares Morningstar Mid Value
JKJ      iShares Morningstar Small Core
JKK      iShares Morningstar Small Growth
JKL      iShares Morningstar Small Value
VB       Vanguard Small Cap VIPERs
VBK      Vanguard Small Cap Growth VIPERs
VBR      Vanguard Small Cap Value VIPERs
VO       Vanguard MidCap VIPERs
VTI      Vanguard Total Stock Market VIPERs
VTV      Vanguard Value VIPERs
VUG      Vanguard Growth VIPERs
VXF      Vanguard Extended Market VIPERs
VV       Vanguard Large Cap VIPERs

This appendix may be amended at the discretion of the Ethics Committee.

Dated January 1, 2006

Personal Securities Transactions                                      Appendix B

YOU MUST PRE-CLEAR AND REPORT THE FOLLOWING TRANSACTIONS:

Bonds (Including Government Agency Bonds, but excluding Direct Obligations of the U.S. Government)
Municipal Bonds
Stock
Closed-end Funds
Exchange Traded Funds not listed in Appendix A*
Notes
Convertible Securities
Preferred Securities
ADRs
Single Stock Futures
Limited Partnership Interests (including hedge funds NOT managed by WMC) Limited Liability Company Interests (including hedge funds NOT managed by WMC) Options on Securities
Warrants
Rights

YOU MUST REPORT (BUT NOT PRE-CLEAR) THE FOLLOWING TRANSACTIONS:

Automatic Dividend Reinvestment
Stock Purchase Plan Acquisitions
Corporate Actions (splits, tender offers, mergers, stock dividends, etc.) Open-end Mutual Funds (other than money market funds) and variable insurance products advised or sub-advised by WMC, including offshore funds ("Wellington Managed Funds")
Transactions in the following ETFs: DIA, QQQQ, SPY, MDY*
Gifts of securities to you over which you did not control the timing
Gifts of securities from you to a not-for-profit organization, including a private foundation and donor advised fund
Gifts of securities from you to an individual or donee other than a not-for-profit if the individual or donee represents that he/she has no present intention of selling the security

YOU DO NOT NEED TO PRE-CLEAR OR REPORT THE FOLLOWING TRANSACTIONS:

Open-end Mutual Funds not managed by WMC
Offshore Funds not managed by WMC
Variable Insurance Products not managed by WMC
ETFs listed on Appendix A
Direct Obligations of the U.S. Government (including obligations issued by GNMA & PEFCO)
Money Market Instruments
Wellington Trust Company Pools
Wellington Sponsored Hedge Funds
Broad based Stock Index Futures and Options
Securities Futures and Options on Direct Obligations of the U.S. Government Commodities Futures
Foreign Currency Transactions

PROHIBITED TRANSACTIONS:

HOLDRS
Initial Public Offerings ("IPOs")

* Effective January 1, 2006 DIA, QQQQ, SPY and MDY are not on Appendix A. The Chief Compliance Officer and the General Counsel have granted an exemption to the pre-clearance requirement for these ETFs, but transactions in these ETFs need to be reported as part of your quarterly reporting.

This appendix may be amended at the discretion of the Ethics Committee

Dated February 17, 2006

Gifts and Entertainment                                               Appendix C

                                                  PERMITTED                          RESTRICTIONS
                                      ---------------------------------   ---------------------------------
ACCEPTING AN INDIVIDUAL GIFT          Gifts with a value of $100 or       Gifts of cash, gift certificates
                                      less are generally permitted.       or other item readily convertible
                                                                          to cash cannot be accepted.
                                                                          Gifts valued at over $100 cannot
                                                                          be accepted.

ACCEPTING A FIRM GIFT                                                     Employee's Business Manager must
                                                                          approve prior to accepting.

ACCEPTING ENTERTAINMENT               Permissible only if participation   Discouraged from accepting ticket
OPPORTUNITIES AND TICKETS             is occasional, host is present,     or entrance fee with face value
                                      event has a legitimate business     over $200, more than one ticket,
                                      purpose, ticket or entrance fee     ticket to high profile or unusual
                                      has face value of $200 or less,     event, or event where numerous
                                      event is not unusual or high        Wellington Employees are invited.
                                      profile or could not be deemed      Business Manager approval
                                      excessive.                          required for above situations and
                                                                          Employee must pay for ticket.

ACCEPTING LODGING                     Employee cannot accept gift of      Employee must pay cost of lodging
                                      lodging                             in connection with any
                                                                          entertainment opportunity.

ACCEPTING CAR/LIMO SERVICE            Exercise reasonable judgment and    Discouraged from accepting when
                                      host must be present.               host is not present unless safety
                                                                          is a concern

ACCEPTING AIR TRAVEL- COMMERCIAL      Employee cannot accept gift of      Employee must pay air travel
                                      air travel                          expenses in connection with any
                                                                          entertainment opportunity.

ACCEPTING AIR TRAVEL - PRIVATE        Employee cannot accept gift of      Employee cannot accept gift of
                                      private air travel.                 private air travel.

GIVING GIFTS                          Gifts to clients valued at $100     Gifts valued at over $100 require
                                      or less are acceptable provided     approval of employee's Business
                                      gift is not cash or cash            Manager.
                                      equivalent.

GIVING ENTERTAINMENT OPPORTUNITIES                                        Employees cannot source tickets
                                                                          on behalf of clients from other
                                                                          employees or from ticket vendors.